www.ziffdavis.com©2026 Ziff Davis. All rights reserved. FIRST QUARTER 2026 RESULTS May 7, 2026 Exhibit 99.2

2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations or beliefs as of May 7, 2026 (“Release Date”) and are subject to numerous assumptions, risks, and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: the Company’s ability to grow advertising, licensing, and subscription revenues, profitability, and cash flows, particularly in light of an uncertain U.S. or worldwide economy, including the possibility of economic downturn or recession; the Company’s ability to make interest and debt payments; the Company’s ability to identify, close, and successfully transition acquisitions or divestitures; the Company’s ability to complete the proposed divestiture of its Connectivity business on anticipated terms and timing, or at all; the Company’s ability to realize the anticipated benefits from the divestiture of the Connectivity business; customer growth and retention; the Company’s ability to create compelling content; our reliance on third-party platforms; the threat of content piracy and developments related to artificial intelligence; increased competition and rapid technological changes; variability of the Company’s revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of losing critical third-party vendors or key personnel; the risks associated with fraudulent activity, system failure, or a cybersecurity breach; risks related to our ability to adhere to our internal controls and procedures; the risk of adverse changes in the U.S. or international regulatory environments, including but not limited to the imposition or increase of taxes or regulatory-related fees; the risks related to supply chain disruptions, increased tariffs and trade protection measures, inflationary conditions, and rising interest rates; the risk of liability for legal and other claims; our ability to consummate a sale of one or more of our business lines pursuant to our announced review of potential value-creating opportunities; and the numerous other factors set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting the Company, refer to our most recent Annual Report on Form 10-K, our most recent Quarterly Report on Form 10-Q, and the other reports filed by the Company from time-to-time with the SEC, each of which is available at www.sec.gov. The forward-looking statements provided in this presentation are based on limited information available to the Company as of the Release Date and are subject to change. Although management’s expectations may change after the Release Date, the Company undertakes no obligation to revise or update these statements. All information in this presentation speaks as of the Release Date and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information. Capitalized terms not otherwise defined in this presentation have the meanings set forth in the Company’s earnings press release issued on the Release Date. Third-Party Information Any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation are property of their respective owners. Any references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law. Industry, Market and Other Data Certain information that may be contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity and market size, is based on reports from various sources. Because this information involves a number of assumptions and limitations, you are cautioned not to give undue weight to such information. We have not independently verified market data and industry forecasts provided by any of these or any other third-party sources referred to in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Non-GAAP Financial information Included in this presentation are certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP") and are not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The non-GAAP measures, as defined by Ziff Davis, may not be comparable to similar non-GAAP measures presented by other companies, limiting their usefulness for comparison purposes. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that Ziff Davis’ future results or leverage will be unaffected by other unusual or non-recurring items. Please see the "Supplemental Information" to this presentation for details related to how we define these non-GAAP measures and reconciliations thereof to the most directly comparable GAAP measures. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results or, in certain cases, may be non-cash in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to our historical performance and liquidity. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making, (2) certain measures are used to determine the amount of annual incentive compensation paid to our named executive officers, and (3) they are used by the analyst community to help them analyze the health of our business. Safe Harbor for Forward-looking Statements

3 Some factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements contained in this presentation include, but are not limited to, our ability and intention to: • Create compelling digital media content facilitating increased traffic and advertising levels and additional advertisers or an increase in advertising spend, and effectively target digital media advertisements to desired audiences; • Manage certain risks inherent to our business, such as costs associated with fraudulent activity, system failure, or security breach; effectively maintaining and managing our billing systems; the time and resources required to manage our legal proceedings; liability for legal and other claims; or adhering to our internal controls and procedures; • Compete with other similar providers with regard to price, service, functionality; • Achieve business and financial objectives in light of burdensome domestic and international laws and regulations, including those related to data privacy, access, security, retention, and sharing; • Successfully adapt to technological changes and diversify services and related revenues at acceptable levels of financial return; • Successfully develop and protect our intellectual property, both domestically and internationally, including our brands, content, copyrights, patents, trademarks, and domain names from infringement by third parties, and avoid infringing upon the proprietary rights of others; • Manage certain risks associated with environmental, social, and governance matters, including related reporting obligations, that could adversely affect our reputation and performance; • Recruit and retain key personnel and maintain the beneficial aspects of our corporate culture globally; • Meet any publicly announced guidance or other expectations about our business and future operating results; and • Respond to other factors set forth in our most recent Annual Report on Form 10-K, our most recent Quarterly Report on Form 10-Q, and the other reports we file from time to time with the SEC. Risk Factors • Sustain growth or profitability, particularly in light of an uncertain U.S. or worldwide economy, including the possibility of reduced economic growth, recessions, inflationary conditions, fluctuating interest rates, increased unemployment, supply chain disruptions, and other factors and their related impacts on customer acquisition and retention rates, customer usage levels, and credit and debit card payment declines; • Maintain and increase our customer base and average revenue per customer; • Generate sufficient cash flow to make interest and debt payments, reinvest in our business, and pursue desired activities and business plans while satisfying restrictive covenants relating to debt obligations; • Acquire or divest businesses on acceptable terms, execute on our investment strategies, successfully manage our growth, and integrate and realize anticipated synergies from acquisitions; • Complete the planned divestiture of our Connectivity business on the anticipated terms and timing, or at all, including through the satisfaction or waiver of closing conditions, receipt of required regulatory approvals, and the absence of legal or other impediments to closing; • Realize the anticipated benefits from the divestiture of our Connectivity business; • Continue to expand our businesses and operations internationally in the wake of numerous risks, including adverse currency fluctuations, difficulty in staffing and managing international operations, higher operating costs as a percentage of revenues, or the implementation of adverse regulations; • Maintain our financial position, operating results and cash flows in the event that we incur new or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added, and telecommunication taxes; • Manage certain risks related to the unauthorized use of our content and the infringement of our intellectual property rights by developers and users of generative artificial intelligence ("AI"); • Prevent system failures, security breaches, and other technological issues; • Achieve positive outcomes in our pending and future legal proceedings; • Accurately estimate the assumptions underlying our effective worldwide tax rate; • Maintain favorable relationships with critical third-party vendors that are financially stable;

4 $272.8 $267.6 Q1 2025 Q1 2026 (1.9)% $71.4 $63.4 Q1 2025 Q1 2026 $0.77 $0.73 Q1 2025 Q1 2026 (11.2)% (5.2)% Adjusted EBITDA (2) (in millions) Adjusted diluted EPS (2) Revenues (in millions) Q1 2026 Consolidated Financial Snapshot - Continuing Operations (1) 1. During the first quarter of 2026, the Company entered into a definitive agreement to sell its Connectivity business. The results of the Connectivity business are classified as discontinued operations for all periods presented in this earnings presentation. Unless otherwise noted, all amounts, percentages, and any discussion in this earnings presentation reflect the results from continuing operations, except for the Net cash provided by operating activities and Free cash flow, which are presented on a combined continuing and discontinued operations basis. Furthermore, upon the reclassification of Connectivity as discontinued operations, the Company determined that Connectivity is no longer a reportable segment. The Company will continue to own and operate the Connectivity business in the ordinary course until the closing of the transaction. 2. See "Supplemental Information" for non-GAAP reconciliations.

5 $96 $98 Q1 2025 Q1 2026 Revenue by Type - Continuing Operations (1)(2) $173 $164 Q1 2025 Q1 2026 (5.1)% 1. Throughout this presentation, revenues are net of inter-segment revenues and revenues by revenue source may not foot to total revenues due to rounding. 2. Excludes revenues that are classified as "other". Quarterly Revenues (1) (in millions) Quarterly Revenues (1) (in millions) 1.9% Advertising and Performance Marketing Subscription and Licensing

6 $79.5 $68.4 $2.2 $2.8 Q1 2025 Q1 2026 $21.0 $17.0 25.7% 23.8% Q1 2025 Q1 2026 Q1 2026 Technology & Shopping Segment Quarterly Revenues (in millions) Quarterly Adjusted EBITDA & Margin (1) (in millions) (12.9)% (19.3)% Other Subscription and Licensing Advertising and Performance Marketing 1. See "Supplemental Information" for non-GAAP reconciliations. $81.7 $71.1

7 $12.1 $12.7 31.9% 31.1% Q1 2025 Q1 2026 $24.4 $25.7 $13.6 $15.1 Q1 2025 Q1 2026 Q1 2026 Gaming & Entertainment Segment Quarterly Revenues (in millions) Quarterly Adjusted EBITDA & Margin (1) (in millions) 7.2% 4.3% Other Subscription and Licensing Advertising and Performance Marketing 1. See "Supplemental Information" for non-GAAP reconciliations. $38.0 $40.8

8 $29.4 $24.5 34.2% 28.5% Q1 2025 Q1 2026 $68.9 $69.9 $13.1 $13.2 $3.7 $2.8 Q1 2025 Q1 2026 Q1 2026 Health & Wellness Segment Quarterly Revenues (in millions) Quarterly Adjusted EBITDA & Margin (1) (in millions) 0.2% (16.5)% Other Subscription and Licensing Advertising and Performance Marketing 1. See "Supplemental Information" for non-GAAP reconciliations. $85.8 $85.9

9 $22.2 $21.8 32.9% 31.3% Q1 2025 Q1 2026 $67.3 $67.0 $2.7 Q1 2025 Q1 2026 Q1 2026 Cybersecurity & Martech Segment Quarterly Revenues (in millions) Quarterly Adjusted EBITDA & Margin (1) (in millions) 3.6% (1.6)% Other Subscription and Licensing 1. See "Supplemental Information" for non-GAAP reconciliations. $67.3 $69.8

10 ($ in millions) March 31, 2026 Cash and Cash Equivalents (1) $ 520 Long-term Investments 100 Total Cash, Cash Equivalents, and Long-term Investments $ 620 4.625% Senior Notes $ 460 1.75% Convertible Notes 149 3.625% Convertible Notes 263 Total Gross Debt (2) $ 872 Gross Debt $ 872 Gross Debt less Cash and Cash Equivalents $ 352 Gross Debt less Cash, Cash Equivalents, and Long-term Investments $ 252 Ziff Davis Capital Structure - Continuing Operations 1. Excludes approximately $26 million of cash and cash equivalents related to discontinued operations. 2. Reflects the outstanding principal amount of gross debt.

SUPPLEMENTAL INFORMATION

12 Non-GAAP Financial Measures The below non-GAAP financial measures are not measures presented in accordance with GAAP, and our use of these terms may vary from that of other companies, limiting their usefulness for comparison purposes. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. These non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP. Non-GAAP financial measures exclude the certain items listed below. We believe that excluding these items from the non-GAAP measures facilitates comparisons to historical operating results and comparisons to peers, many of which exclude similar items. We believe that non-GAAP financial measures provide meaningful supplemental information regarding operational performance. We further believe these measures are useful to investors in that they allow for greater transparency of certain line items in the Company’s financial statements. Adjusted EBITDA is defined as Net income (loss) from continuing operations with adjustments to reflect the addition or elimination of certain items including, but not limited to: Interest expense, net; (Gain) loss on debt extinguishment, net; (Gain) loss on sale of businesses; (Gain) loss on investments, net; Provision for credit losses on investments; Other (income) loss, net; Income tax (benefit) expense; (Income) loss from equity method investment, net of tax; Depreciation and amortization; Share-based compensation; Transaction, integration, and other charges; Lease asset impairments and other charges; and Goodwill impairment. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Total Revenues. Adjusted net income (loss) is defined as Net income (loss) from continuing operations with adjustments to reflect the addition or elimination of certain statement of operations items including, but not limited to: Interest, net; (Gain) loss on debt extinguishment, net; (Gain) loss on sale of businesses; (Gain) loss on investments, net; Provision for credit losses on investments; (Income) loss from equity method investment, net of tax; Amortization; Share-based compensation; Transaction, integration, and other charges; Lease asset impairments and other charges; and Goodwill impairment. Adjusted diluted EPS is calculated by dividing Adjusted net income (loss) from continuing operations by the diluted weighted average shares of common stock outstanding excluding the effect of convertible debt dilution. Free cash flow from continuing and discontinued operations is defined as Net cash provided by operating activities from continuing and discontinued operations, less purchases of property and equipment, plus changes in contingent consideration (if any). Adjusted effective tax rate is calculated based upon the GAAP effective tax rate with adjustments for the tax applicable to non-GAAP adjustments to Net income (loss) from continuing operations, generally based upon the effective marginal tax rate of each adjustment.

13 Quarterly adjusted results from Continuing Operations Q1 2026 FY 2025 (1) Q4 2025 (1) Q3 2025 (1) Q2 2025 (1) Q1 2025 (1) $ in 000's, except per share amounts Revenues $ 267,641 $ 1,220,535 $ 346,385 $ 306,531 $ 294,803 $ 272,816 Adjusted EBITDA $ 63,357 $ 381,385 $ 132,375 $ 97,845 $ 79,783 $ 71,382 Adjusted net income $ 27,546 $ 207,858 $ 79,961 $ 56,818 $ 38,083 $ 32,996 Adjusted diluted EPS $ 0.73 $ 5.06 $ 2.04 $ 1.40 $ 0.91 $ 0.77 1. Adjusted EBITDA, Adjusted net income, and Adjusted diluted EPS include certain allocated overhead expenses previously reported in the Connectivity reportable segment.

14 $ in 000's Ziff Davis Three months ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net (loss) income from continuing operations $ (775) $ (17,962) $ (15,957) $ 14,308 $ 9,812 Interest expense, net 6,896 6,764 6,541 6,584 6,194 Loss on sale of businesses — 57,988 — — — Gain on investment, net — — (678) (4,340) — Provision for credit losses on investments — — 17,566 — — Other (income) loss, net (688) 717 (4,060) 2,402 1,475 Income tax expense (benefit) 2,637 (1,947) 8,037 (69) 3,618 (Income) loss from equity method investment, net of tax (5,138) 19,729 (38) (5,115) (6,630) Depreciation and amortization 44,878 50,675 50,203 50,334 48,452 Share-based compensation 8,548 10,272 11,312 10,848 9,082 Transaction, integration, and other charges 6,632 4,190 6,619 3,980 (641) Lease asset impairments and other charges 367 1,949 721 851 20 Goodwill impairment — — 17,579 — — Adjusted EBITDA $ 63,357 $ 132,375 $ 97,845 $ 79,783 $ 71,382 Non-GAAP reconciliation: Adjusted EBITDA

15 $ in 000's, except per share amounts Ziff Davis Three months ended 2024 March 31, 2026 Per diluted share (1) December 31, 2025 Per diluted share (1) September 30, 2025 Per diluted share (1) June 30, 2025 Per diluted share (1) March 31, 2025 Per diluted share (1) Net (loss) income from continuing operations $ (775) $ (0.02) $ (17,965) $ (0.46) $ (15,957) $ (0.39) $ 14,308 $ 0.34 $ 9,812 $ 0.23 Interest, net 95 — 85 — 62 — 61 — 61 — Loss on sale of businesses — — 43,491 1.11 — — — — — — Loss on investments, net — — — — (678) (0.02) (4,340) (0.10) — — Provision for credit losses on investments — — — — 17,566 0.43 — — — — Income from equity method investment, net (5,138) (0.14) 19,729 0.51 (38) — (5,115) (0.13) (6,630) (0.16) Amortization 19,563 0.52 19,903 0.51 23,453 0.58 22,397 0.54 21,107 0.49 Share-based compensation 7,590 0.20 8,712 0.22 8,866 0.22 7,051 0.17 9,226 0.22 Transaction, integration, and other charges 5,905 0.16 4,402 0.11 5,366 0.13 3,045 0.07 (607) (0.01) Lease asset impairment and other charges 306 0.01 1,604 0.04 599 0.02 676 0.02 27 — Goodwill impairment — — — — 17,579 0.43 — — — — Adjusted net income $ 27,546 $ 0.73 $ 79,961 $ 2.04 $ 56,818 $ 1.40 $ 38,083 $ 0.91 $ 32,996 $ 0.77 Non-GAAP reconciliation: Adjusted Net Income and Adjusted Diluted EPS 1. The reconciliation of Net (loss) income from continuing operations per diluted share to Adjusted net income per diluted share may not foot since each is calculated independently.

16 Q1 2026 Technology & Shopping Gaming & Entertainment Health & Wellness Cybersecurity & Martech Corporate (1) Total $ in 000's Revenues $ 71,159 $ 40,764 $ 85,950 $ 69,768 $ — $ 267,641 Operating (loss) income $ (6,458) $ 7,884 $ 8,624 $ 13,697 $ (20,815) $ 2,932 Depreciation and amortization 20,637 3,168 13,846 7,076 151 44,878 Share-based compensation 1,344 405 1,466 1,007 4,326 8,548 Transaction, integration, and other costs 1,430 776 670 2 3,754 6,632 Lease asset impairments and other charges — 431 (108) 44 — 367 Adjusted EBITDA $ 16,953 $ 12,664 $ 24,498 $ 21,826 $ (12,584) $ 63,357 Non-GAAP reconciliation: Adjusted EBITDA by Segment Q1 2025 Technology & Shopping Gaming & Entertainment Health & Wellness Cybersecurity & Martech Corporate (1) Total $ in 000's Revenues $ 81,690 $ 38,026 $ 85,786 $ 67,314 $ — $ 272,816 Operating (loss) income $ (3,963) $ 8,774 $ 16,962 $ 11,323 $ (18,627) $ 14,469 Depreciation and amortization 22,405 2,618 12,928 10,387 114 48,452 Share-based compensation 1,153 329 1,363 967 5,270 9,082 Transaction, integration, and other costs 1,652 338 (1,812) (754) (65) (641) Lease asset impairments and other charges (241) 87 (86) 255 5 20 Adjusted EBITDA $ 21,006 $ 12,146 $ 29,355 $ 22,178 $ (13,303) $ 71,382 1. Includes certain allocated overhead expenses previously reported in the Connectivity reportable segment.

17 Q1 2026 GAAP amount Interest, net (Income) loss from equity method investments, net Amortization Share-based compensation Transaction, integration, and other charges Lease asset impairments and other charges Adjusted non- GAAP amount $ in 000's 89000 Direct costs $(44,317) $– $– $– $52 $89 $– $(44,176) Sales and marketing $(115,233) – – – 989 1,474 – $(112,770) Research, development, and engineering $(13,637) – – – 678 831 – $(12,128) General, administrative, and other related costs $(46,644) – – – 6,829 4,238 367 $(35,210) Depreciation and amortization $(44,878) – – 23,550 – – – $(21,328) Interest expense $(6,896) 126 – – – – – $(6,770) Other income (loss), net $688 – – – – 234 – $922 Income tax expense (1) $(2,637) (31) – (3,987) (958) (961) (61) $(8,635) Income from equity method investment, net of tax $5,138 – (5,138) – – – – $– Total non-GAAP adjustments $95 $(5,138) $19,563 $7,590 $5,905 $306 Q1 2025 GAAP amount Interest, net (Income) loss from equity method investments, net Amortization Share-based compensation Transaction, integration, and other charges Lease asset impairments and other charges Adjusted non- GAAP amount $ in 000's Direct costs $(40,401) $– $– $– $52 $60 $– $(40,289) Sales and marketing $(112,411) – – – 798 903 – $(110,710) Research, development, and engineering $(13,920) – – – 681 (65) – $(13,304) General, administrative, and other related costs $(43,163) – – – 7,551 (1,539) 20 $(37,131) Depreciation and amortization $(48,452) – – 27,777 – – – $(20,675) Interest expense $(6,194) 81 – – – – – $(6,113) Income tax expense (2) $(3,618) (20) – (6,670) 144 34 7 $(10,123) Income from equity method investment, net of tax $6,630 – (6,630) – – – – $– Total non-GAAP adjustments $61 $(6,630) $21,107 $9,226 $(607) $27 1. Adjusted effective tax rate was approximately 23.9% for the three months ended March 31, 2026. The calculation is based on a ratio where the numerator is the adjusted income tax expense of $8,635 and the denominator is $36,181, which equals adjusted net income of $27,546 plus adjusted income tax expense. 2. Adjusted effective tax rate was approximately 23.5% for the three months ended March 31, 2025. The calculation is based on a ratio where the numerator is the adjusted income tax expense of $10,123 and the denominator is $43,119, which equals adjusted net income of $32,996 plus adjusted income tax expense. Q1 2026 and Q1 2025 Reconciliation of GAAP to Non-GAAP Financial Measures

18 $ in 000's Ziff Davis Q1 2026 Q1 2025 Net cash provided by operating activities from continuing and discontinued operations $ 29,953 $ 20,613 Less: Purchases of property and equipment (33,127) (25,619) Free cash flow from continuing and discontinued operations $ (3,174) $ (5,006) Non-GAAP reconciliation: Free Cash Flow from Continuing and Discontinued Operations

19 2025 2026 Q1 Q1 Technology & Shopping Net advertising and performance marketing revenue retention (1) 90.0% 90.0% Customers (2) 573 586 Quarterly revenue per customer (3) $138,701 $116,661 Gaming & Entertainment Net advertising and performance marketing revenue retention (1) 92.2% 89.0% Customers (2) 311 402 Quarterly revenue per customer (3) $78,362 $63,820 Health & Wellness Net advertising and performance marketing revenue retention (1) 94.9% 102.6% Customers (2) 703 730 Quarterly revenue per customer (3) $94,652 $94,567 Key Operating Metrics by Segment - Advertising and Performance Marketing 1. Net advertising and performance marketing revenue retention equals (i) the trailing twelve months revenues recognized related to prior year customers in the current year period (excluding revenues from acquisitions during the stub period) divided by (ii) the trailing twelve months revenues recognized related to prior year customers in the prior year period (excluding revenues from acquisitions during the stub period). This excludes customers that generated less than $10,000 of revenues in the measurement period. 2. Excludes customers that generated less than $2,500 in the quarter. 3. Represents total gross quarterly advertising and performance marketing revenues divided by customers as defined in footnote (2).

20 2025 2026 Q1 Q1 Gaming & Entertainment Customers (1)(2) 531,000 499,000 Average quarterly revenue per customer (2)(3) $25.68 $30.29 Health & Wellness Customers (1)(2) 1,820,000 1,762,000 Average quarterly revenue per customer (2)(3) $7.20 $7.49 Cybersecurity & Martech Customers (1)(4) 1,250,000 1,230,000 Average quarterly revenue per customer (3) $53.85 $54.51 Key Operating Metrics by Segment - Subscription and Licensing 1. Represents the quarterly average of the end of month customer counts (rounded). 2. The metric includes the sale of perpetual software licenses, when applicable, revenues for which is recorded at a point in time rather than over time. 3. Represents quarterly gross subscription and licensing revenues divided by customers as defined in footnote (1). 4. Resellers within Cybersecurity & Martech segment are counted as one customer when there is not visibility into the number of underlying customers served by the reseller.